UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		November 21, 2013

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54799	34-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 300, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.
On November 21, 2013, NACCO Materials Handling Group Inc. ("NMHG"), a wholly owned subsidiary of Hyster-Yale Materials Handling, Inc., entered into the Second Amended and Restated Joint Venture and Shareholders Agreement (the "Agreement") with General Electric Capital Corporation (“GECC”). This agreement amends and restates the Restated and Amended Joint Venture and Shareholders Agreement dated April 15, 1998, as such has been amended from time to time, and certain ancillary agreements, to set forth the terms and conditions on which NMHG and GECC shall continue to operate NMHG Financial Services, Inc. ("NFS"), an entity owned twenty percent (20%) by NMHG and eighty percent (80%) by GECC, through December 31, 2018 (the "Base Term").

NFS was formed primarily for the purpose of providing financial services to independent Hyster® and Yale® lift truck dealers and National Account customers in the United States. NFS provides debt financing to NMHG's independent dealer network and lease financing to dealers and customers.

Under the terms of the Agreement, NMHG provides recourse for financing provided to its dealers by NFS. Additionally, the credit quality of a customer or concentration issues within GECC may necessitate that NMHG provide recourse or repurchase obligations of the lift trucks purchased by such customers and financed through NFS. NMHG also provides a guarantee to GECC for 20% of NFS’ debt with GECC, such that NMHG would become liable under the terms of NFS’ debt agreements with GECC in the case of default by NFS. In addition, NMHG provides certain services to NFS for which it is entitled to receive compensation under the terms of the Agreement. The services consist primarily of administrative functions and remarketing services.

The Agreement is effective through the Base Term and will automatically renew for additional periods of one year unless either party terminates the Agreement upon written notice for cause. If the Agreement is terminated for any reason whatsoever, the existing obligations at the time of termination of either party under the Agreement shall not be affected or impaired except as specifically provided in the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 27, 2013		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary